                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 26, 2000
                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                 000-22513              91-1646860
       (STATE OF OTHER       (COMMISSION FILE NO.)       (IRS EMPLOYER
        JURISDICTION                                   IDENTIFICATION NO.)
      OF INCORPORATION)

        1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES. INCLUDING ZIP CODE)

                                 (206) 266-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.   OTHER EVENTS

          On April 26, 2000, Amazon.com, Inc. ("Amazon.com") announced its financial results for the first quarter of 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

                   99.1 Press Release dated April 26, 2000 regarding Amazon.com's first quarter financial results.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMAZON.COM, INC.
                                        (REGISTRANT)


Dated: April 26, 2000                   By:  /s/ MARK S. PEEK
                                             ----------------------------------
                                             Mark S. Peek
                                             Chief Accounting Officer and
                                             Vice President, Finance

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                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99.1                Press Release dated April 26, 2000 regarding Amazon.com's
                    first quarter financial results.